UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 7, 2025

BioNexus Gene Lab Corp.
(Exact name of Company as specified in its charter)

Wyoming	001-41750	35-2604830
(State or other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification Number)

Unit A-28-7, Tower A, Menara UOA Bangsar,

No.5 Jln Bangsar Utama 1,

59000 Kuala Lumpur

(Address of principal executive offices)

Phone: +1 (307) 241-6898

(Company’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	BGLC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On November 7, 2025, BioNexus Gene Lab Corp. (the “Company”) entered into an Equity Distribution Agreement (the “Agreement”) with Maxim Group LLC (the “Agent”), pursuant to which the Company may offer and sell, from time to time, shares of its common stock, no par value (the “Common Stock”), having an aggregate offering price of up to $20,000,000 through the Agent, acting as the Company’s exclusive sales agent (the “ATM Program”).

Sales, if any, will be made in transactions deemed to be “at-the-market” offerings as defined in Rule 415 under the Securities Act of 1933, as amended, which may be made directly on The Nasdaq Capital Market or otherwise at prevailing market prices, at prices related to prevailing market prices, or at negotiated prices, as permitted by the Agreement. The Company is not obligated to sell any shares under the Agreement, and the Agent is not required to purchase any shares. No sales will be made pursuant to the Agreement unless and until the Company’s shelf Registration Statement on Form S-3 (File No. 333-291379) is declared effective by the U.S. Securities and Exchange Commission and the Company has filed the applicable prospectus supplement.

The Agreement contains customary representations, warranties, covenants, indemnification and contribution provisions, and customary termination rights. The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On November 10, 2025, the Company issued a press release announcing its entry into the Agreement and the establishment of the ATM Program. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The information contained in this Item 7.01 (including Exhibit 99.1) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01. Financial Statement and Exhibits.

(d) Exhibits.

Exhibit No.	Description
1.1

Equity Distribution Agreement, dated November 7, 2025, between BioNexus Gene Lab Corp. and Maxim Group LLC (incorporated by reference to Exhibit 1.1 to the Registration Statement on Form S-3 (File No. 333-291379) filed with the SEC on November 7, 2025).

99.1	Press Release, dated November 10, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BioNexus Gene Lab Corp.

By:	/s/ Su-Leng Tan Lee
Su-Leng Tan Lee
Chief Executive Officer

Date:	November 13, 2025

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